CAPRI HOLDINGS LIMITED PROMOTES JENNA A. HENDRICKS TO
SENIOR VICE PRESIDENT, CHIEF PEOPLE OFFICER

London — June 1, 2021— Capri Holdings Limited (NYSE:CPRI), a global fashion luxury group, today announced that Jenna A. Hendricks will be promoted to Senior Vice President, Chief People Officer effective June 1, 2021. In this role, Ms. Hendricks will be responsible for leading the global human resources organization for Capri Holdings across all three luxury houses to further drive innovative solutions that promote a talent-centric culture. Ms. Hendricks will continue to report to John D. Idol, Chairman and Chief Executive Officer.

Ms. Hendricks joined Michael Kors over 17 years ago and has most recently served as Senior Vice President, Global Human Resources. During her tenure, she has helped support the global expansion of the Michael Kors brand and has played an instrumental role in the integration of Jimmy Choo and Versace into Capri Holdings. As a business partner, Ms. Hendricks has made significant contributions to talent acquisition, employee development as well as diversity and inclusion initiatives around the world.

“For almost two decades, Jenna has provided strategic leadership to the management team in all aspects of human resources,” said John D. Idol, Chairman and Chief Executive Officer. “Jenna has been an invaluable partner and has helped to shape the global culture at Capri. As Capri continues to grow, Jenna’s vision for the future of our global employee community will be integral to our success.”

“I am thrilled to continue to partner with the Capri leadership team as the Company works to further develop our talent and achieve its strategic objectives. Our employees have always been the heart and soul of our global organization. I look forward to advancing workplace initiatives that will further help our team achieve continued success,” said Ms. Hendricks.

About Capri Holdings Limited
Capri Holdings Limited is a global fashion luxury group, consisting of iconic brands that are industry leaders in design, style and craftsmanship. Its brands cover the full spectrum of fashion luxury categories including women’s and men’s accessories, footwear and ready-to-wear as well as wearable technology, watches, jewelry, eyewear and a full line of fragrance products. The Company’s goal is to continue to extend the global reach of its brands while ensuring that they maintain their independence and exclusive DNA. Capri Holdings Limited is publicly listed on the New York Stock Exchange under the ticker CPRI.

Forward Looking Statements
This press release contains statements which are, or may be deemed to be, “forward-looking statements.” Forward-looking statements are prospective in nature and are not based on historical facts, but rather on current expectations and projections of the management of Capri Holdings Limited (the “Company”) about future events, and are therefore subject to risks and uncertainties which could cause actual results to differ materially from the future results expressed or implied by the forward-looking statements. All statements other than statements of historical facts included in this press release may be forward-looking statements. Without limitation, any statements preceded or followed by or that include the words “plans”, “believes”, “expects”, “intends”, “will”, “should”, “could”, “would”, “may”, “anticipates”, “might” or similar words or phrases, are forward-looking statements. These forward-looking statements are not guarantees of future financial performance. Such forward-looking statements involve known and unknown risks and uncertainties that could significantly affect expected results and are based on certain key assumptions, which could cause actual results to differ materially from those projected or implied in any forward-looking statements. These risks, uncertainties and other factors are set forth in the reports that the Company files from time to time with the U.S. Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the fiscal year ended March 27, 2021 (File No. 001-35368). Any forward-looking statement in this press release speaks only as of the date made and the Company disclaims any obligation to update or revise any forward-looking or other statements contained herein other than in accordance with legal and regulatory obligations.

CONTACTS:

Investor Relations:
Jennifer Davis
(201) 514-8234
Jennifer.Davis@CapriHoldings.com

Media:
Dinesh Kandiah
(917) 934-2427
Press@CapriHoldings.com